BiomX

Company Introduction
November 2020

ADVANCING MEDICINE.
PRECISELY.

Safe Harbor Statement

This presentation contains certain "forward-looking statements" within the meaning of the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "target," "believe," "expect," "will," "may," "anticipate," "estimate," "would," "positioned," "future," and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on BiomX management's current beliefs, expectations and assumptions. When we discuss our ability to quickly generate clinical proof of concept in patients and the advantages of our BOLT platform, our pipeline, our leadership position in phage technology and timing of, among other things, clinical trials initiations, conclusion and receipt of results and meeting milestones relating to our development plan, we are making forward-looking statements. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. You should review additional disclosures we make in our filings with the Securities and Exchange Commission (the "SEC"), which are available on the SEC's website at www.sec.gov. Except as required by law, we are under no duty to (and expressly disclaim any such obligation to) update or revise any of the forward-looking statements, whether as a result of new information, future events or otherwise.

What we do

We develop disease modifying therapies based on natural or engineered phage cocktails as precision medicines to target and specifically destroy harmful bacteria

Bolt
BacteriOphage Lead to Treatment

Our R&D platform enables generation of clinical proof of concept in patients within 12-18 months from project initiation*

* In certain indications the length of clinical validation may be longer depending on indication, identity of target bacteria, recruitment rate, cohort size and other factors.

BiomX

Unique position as leader in phage technology

Only clinical stage phage company focusing on chronic indications

Technology

- BOLT phage therapy platform – Rapid path from discovery to clinic
- Scalable in-house manufacturing – Currently can support annually over 50 different phage at a clinical grade

Pipeline

- 6 programs* – acne, IBD, PSC, colorectal cancer, CF and atopic dermatitis
- Reported positive phase 1 data for BX001 in subjects with acne prone skin in 1Q 2020

Partnerships

- Acne collaboration with leading global cosmetic company
- Biomarker discovery collaborations in IBD
  - Janssen (J&J)
  - Boehringer Ingelheim

Financing and investors

- Approximately $60M raised in 2 private rounds
- October 2019 public listing (**NYSE:PHGE**) and raising an additional $60M

* Inflammatory Bowel Disease (IBD) , Primary Sclerosing Cholangitis (PSC), Cystic Fibrosis (CF)

BiomX

Phage: Nature's precision tool to target bacteria

Each phage binds only to specific bacterial strains



Phage have an amplifying lifecycle

1. Locate
2. Inject
3. Infect
4. Multiply
5. Assemble
6. Eradicate
7. Seek



1
2
3
4
5
6
7

Source: Kortright et al. (2019), Cell Host & Microbe

BiomX

Multiple potential applications of phage therapy

Immune mediated

- **Inflammatory Bowel Disease (IBD)** – *K. pneumoniae*
- **Primary Sclerosing Cholangitis (PSC)** - *K. pneumoniae*
- **Atopic Dermatitis** – *S. aureus*

Oncology

- **Colorectal Cancer** – *F. nucleatum*
- **Gastric Cancer** – *H. pylori*

Infectious diseases

- **Cystic Fibrosis** - *P. aeruginosa*
- **Carbapenem Resistance** - *K. pneumoniae*

Other

- **Acne** – *C. acnes*
- **Liver Disease**

BiomX

Pipeline

Product Candidates	Phage discovery	Preclinical	Phase I	Phase II
Acne • BX001[1] (Cosmetic route)				• Positive Phase 1 results • Phase 2 results expected 2Q 2021
IBD/PSC • BX003[2]				• Phase 1a results expected 1Q 2021
NEW: Cystic fibrosis			• Phase 2 results expected 4Q 2021	
NEW: Atopic dermatitis		• Phase 2 results expected in 1H 2022		
Colorectal cancer		• Animal model results expected 2Q 2021		

(1) BX001 is intended to be developed and commercialized as a cosmetic

(2) As the IBD and PSC programs share the same bacterial target, Klebsiella pneumoniae, we currently anticipate that the BX003 phage cocktail will be developed for both indications. Accordingly, the Phase 1 study is expected to support progress of both indications.

BiomX

Two development paths enabled by the Bolt phage discovery platform


Bolt
BacteriOphage Lead to Treatment
Personalized Phage Treatment
(fast to clinic)
Per given patient
(e.g. CF patient)
Length = 6-8 weeks
Tailored to target specific strain/s of a given patient
Target Bacteria
Optimized Phage Therapy
(go to market product)
Per indication
(e.g. for all PSC patients)
Length = 1-2 years
Optimized for bacterial host range, resistance, other factors, to target a broad patient population

The personalized path enables rapid launch of a clinical POC, while the longer path delivers a final go to market product

BiomX

The personalized phage treatment enables a rapid clinical POC

Bolt
BacteriOphage Lead to Treatment



Length = 6-8 weeks
Patient 1
Bacterial Isolation
Phage Discovery
Cocktail Optimization
Manufacturing
Personalized Phage Treatment
Clinical testing
Bacterial isolation from target region
Source from our phage bank or identify new phage
Selection of optimal cocktail
Rapid, small scale in-house GMP



Month 1
Month 2
Month 3
Month 4
Month 6
Month 7
Month 8
Month 9
Month 10
Patient 1
Treatment ready
Develop personalized treatment
Dosing & clinical testing
Patient 2
Develop personalized treatment
Dosing & clinical testing
Patient 3
Develop personalized treatment
Dosing & clinical testing
Patient n
Develop personalized treatment
Dosing & clinical testing

1. Running production suites in parallel allows capacity of 50-100 phage annually
2. Strong safety profile of naturally occurring phage[1]

Personalized POC within 12-18 months from project initiation[2]

1). Strong safety profile of naturally occurring phage, as evident by the regulatory feedback provided to us in our IBD program allowing us to skip preclinical safety studies and healthy volunteers and go straight to patients.
2). In certain indications the length of clinical validation may be longer depending on indication, identity of target bacteria, recruitment rate, cohort size and other factors.

BiomX

Personalized POC enabled within 12-18 months



Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Traditional Pharma Development Scheme
Discovery
CMC
Tox
Phase 1
Phase 2
BiomX Phage Development Scheme
Bolt
BacteriOphage Lead to Therapy
Personalized cocktails
Phase 1/2
(personalized POC)
Early validation in the clinic through the personalized treatment path

BiomX

Proprietary methods and capabilities to optimize phage therapy

Bolt
BacteriOphage Lead to Treatment



Length = 1-2 years
Optimized Phage Therapy
Target Bacteria
Target Validation
Discovery & Characterization
Phage Synthetic Engineering
Cocktail Optimization
Manufacturing & Formulation
Validate pathogenicity – in-vitro/vivo models & analysis of patient cohorts
Use of high throughput methods to identify 10's-100's of target specific phage followed by in-silico/wet lab characterization
Use of proprietary methods to enhance phage characteristics (e.g. add payload) - applied in selective products
Algorithmic design and experimental validation of optimal phage combinations for wide host range, prevention of resistance, other
In-house GMP manufacturing and formulation (topical, oral, inhalation, IV)
Optimized for bacterial host range, resistance, other factors, to target a broad patient population

Our clinically validated platform deploys high resolution computational tools, novel synthetic biology methods and flexible manufacturing and formulation capabilities

BiomX

Seamless transition from personalized POC to a phase 2/3


BiomX Phage Development Scheme
Bolt
BacteriOphage Lead to Therapy
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Personalized cocktails
Phase 1/2
(personalized POC)
Optimized phage therapy dev.
CMC
Phase 2/3
Development of an optimized phage therapy for the broad patient population (e.g. for all PSC patients) carried out in parallel to early clinical validation

BiomX

Acne

Upcoming milestone: Phase 2 data expected in 2Q 2021 (cosmetic study)



BX001: Phage cocktail attributes

- Active against 96% of tested *C. acnes* clinical strains (*in-vitro*)
- Active against antibiotic-resistant strains (*in-vitro*)
- Self-amplifying: 50-100 phage per bacteria killed
- Penetrates biofilm
  (in contrast to antibiotic erythromycin)
- Highly specific: Does not affect other skin microbiome bacteria
- Proprietary gel formulation


BX001 BiomX

BX001
A topical gel containing natural phage against *C. acnes* to modulate skin microbiome

Source: Internal data

BiomX

BX001 targets *C. acnes*, penetrates biofilm *in vitro*

BX001 eradicates *C. acnes (in-vitro)*



Untreated
C. acnes strain
BX001
Optical Density
Hours
0
0.2
0.4
0.6
0.8
1
1.2
0
30
60
90
120
150

Phage cocktails penetrate biofilm (in-vitro)



Bacterial Counts (CFU/mL)
1.00E+07
1.00E+06
1.00E+05
1.00E+04
1.00E+03
1.00E+02
1.00E+01
1.00E+00
24h
48h
No phage
Erythromycin (100 µg/mL)
3 phage Cocktail 1
3 phage Cocktail 2
4 phage Cocktail

Source: Internal data

BiomX

BX001: Phase 1 clinical trial design

Phase 1 – Completed

4-week study (placebo-controlled)

- **Primary endpoint**
  - Safety & Tolerability
- **Exploratory endpoints**
  - Reduction of *C. acnes* (efficacy)
  - Skin microbiome evaluation
- **75 female subjects**
  - 2 doses (high and low dose) + placebo (vehicle)
  - 25 subjects per cohort



BX001/Placebo Applications:
First application
Last application
Once daily
2 weeks
2 weeks
1 week
Sampling:
Baseline
2 weeks
4 weeks
5 weeks

BiomX

BX001: Phase 1 results demonstrate statistically significant reduction in *C. acnes levels*

Change in level of *Cutibacterium*[1] – *All subjects*



Placebo (vehicle)
BX001 low dose
BX001 high dose
Cutibacterium levels
qPCR Log10 (copies/sample)
0.2
0.0
-0.2
Baseline
Week 2
Week 4
Week 5
*
0.22 log difference - high dose Vs. control

* p=0.036

Change in level of *Cutibacterium*[1] – *High sebum subgroup*[2]



Placebo (vehicle)
BX001 low dose
BX001 high dose
Cutibacterium levels
qPCR Log10 (copies/sample)
0.4
0.2
0.0
-0.2
-0.4
Baseline
Week 2
Week 4
Week 5
*
*
0.4 log difference - high dose Vs. control

* p<0.008

- Both high and low doses demonstrated excellent safety and tolerability
- Findings on the high sebum subgroup support enrichment of study population in the Phase 2 study

(1) Measured by qPCR. *Cutibacterium acnes* (or *C. acnes*) comprised over 98% of *Cutibacterium* spp.
(2) Subjects were divided into high and low sebum level groups based on median level of sebum at baseline (133 µg/cm2)

BiomX

BX001 phase 2 study results expected in 2Q 2021

Phase 2 Study Design

12-week application, Placebo-controlled

- **Objectives**
  - Safety and efficacy
- **Endpoints**
  - Safety and tolerability
  - Reduction of *C. acnes* (efficacy)
  - Skin microbiome evaluation
  - IGA and lesion numbers (efficacy)
- **100 female subjects**
  - Phage or placebo (vehicle)
  - 50 subjects per cohort



BX001/Placebo Applications:
First application
Last application
6 weeks
6 weeks
2 weeks
Sampling:
Baseline
6 weeks
12 weeks
14 weeks

BiomX

Inflammatory Bowel Disease (IBD), Primary Sclerosing Cholangitis (PSC)

Upcoming milestone: Phase 1 pharmacokinetic data expected in 1Q 2021

IBD • Identifying potential disease causing pro-inflammatory *Klebsiella* strains

Science

Pro-inflammatory *Klebsiella* strains affect IBD pathology



Klebsiella strains
Disease state
Induce inflammation
T_H1

Inflammatory induction is seen in GF mice*



GF + 7 other mix
GF + target strain
IFN-g
10.7
32.4
TH1

GF – Germ Free

Higher abundance of *Klebsiella* strains in IBD patients

Abundance of *Klebsiella* strains



PRISM
UPenn
% relative
CD
UC
non-IBD
CD
non-IBD

CD – Crohn's disease
UC – Ulcerative colitis

Activity of bacterial target confirmed by BiomX

Source: Atarashi et al. (2017), Science
** TH1 – A lineage of CD4+ effector T cell secreting IFNg and TNF. In IBD, TH1 cells accumulate in the intestinal tract of IBD patients and are directly associated with disease*

BiomX

PSC • *Klebsiella* identified as possible driver of "leaky gut"

nature microbiology

Discovery approach



GF mice
Fecal samples from PSC patients
Humanized microbiota mice
Analysis of immune response

Th17* is induced in livers of GF mice inoculated with fecal samples from PSC patients



Liver
Th17
% IL-17⁺ / CD4
10
8
6
4
2
0
GF H1 H2 H3 H4 P1 P2 P3 P4 P5 U1 U2 U3 U4 U5
Healthy
PSC patients
Colitis patients

KP isolated from mice's lymph nodes colonized with patient samples



Liver
MLN
Spleen
SPF mice
ND
ND
HC-gnotobiote
ND
ND
PSC/UC-gnotobiote
ND
ND

Klebsiella pneumoniae **plays a gating role**

SPF – Specific-pathogen-free
HC – Healthy Controls
PSC/UC – PSC and ulcerative colitis

Klebsiella pneumoniae (KP) is a specific gut pathobiont of PSC that is an intestinal barrier disrupter and is pro-inflammatory ("*leaky gut*")

Source: Nakamoto et al. (2019), Nature Microbiology
**TH17 – A lineage of CD4+ effector T cell secreting IL17A+, promoting inflammation and fibrosis within the liver*

BiomX

PSC • Bacterial pathogens contribute to orphan liver disease



PSC (primary sclerosing cholangitis)

Stricture of bile ducts impedes bile flow to intestines and gradually leads to cirrhosis of liver and liver failure

- **~30,000 US patients**
- **10–15 years** until liver transplant is required
- **No existing therapy** to avoid eventual liver transplant

- Evidence that manipulation of microbiome impacts the disease
- Abnormal high abundance of bacteria found in bile fluid of patients
- Most PSC patients suffer from ulcerative colitis

Hepatology. (2013) Dec;58(6):2045-55, *UpToDate, MedScape*

Source: NEJM 2016, PSC Review, LaRusso and Lazaridis

BiomX

Phage cocktail composition drives activity

1st-generation phage cocktail (in-vivo)

Fecal bacterial load



Application of phage
CFU/gr stool
10^{10}
10^{8}
10^{6}
10^{4}
10^{2}
10^{0}
0 2 4 6 8 10
Day from inoculation
Control
1st-gen cocktail
LOD
*

*P < 0.01

Adding 2 phages with new MOA

2nd-generation phage cocktail (in-vivo) reduces bacterial load

Fecal bacterial load



Application of phage
CFU/1gr stool
10^{10}
10^{8}
10^{6}
10^{4}
10^{2}
10^{0}
0 5 10 15
Day from inoculation
**
Control
2nd-gen cocktail

*P<0.05 ; **P < 0.001

Mucosa



CFU/gr tissue
10^{6}
10^{4}
10^{2}
10^{0}
*
Control
Phage cocktail

Phage cocktails are optimized to prevent appearance of resistant bacteria by targeting multiple bacterial receptors and defense mechanisms

Source: Internal data

BiomX

Planned phase 1/2 clinical development

Phase 1a
First-In-Human Pharmacokinetic Study

3-day multiple-dose study (placebo-controlled)

- **Objectives**
  - Safety and pharmacokinetics
- **Endpoints**
  - Safety and tolerability
  - Detection of viable phage in stool
- **Study Population:** Healthy volunteers
- **18 subjects**
  - 14 phage treatment + 4 placebo

Data expected 1Q 2021

Phase 1b/2a
Proof-of-Principle

4-week dosing study (placebo-controlled)

- **Objectives**
  - Safety and efficacy
- **Endpoints**
  - Safety and tolerability
  - Reduction of *K. pneumoniae* (efficacy)
  - Stool microbiome evaluation
- **Study Population:** Target bacteria carriers (Healthy volunteers or IBD/PSC patients)
- **60 subjects total**
  - BX003 or placebo
  - 30 subjects per cohort

Data expected 1H 2022


Patient A
Stool test
Specific qPCR companion diagnostic
Target bacteria
Phage treatment
BX003

As the IBD and PSC programs share the same bacterial target, Klebsiella pneumoniae, we currently anticipate that the BX003 phage cocktail will be developed for both indications. Accordingly, the Phase 1 study is expected to support progress of both indications.

BiomX


whitley A35 anaerobic workstation

New: Cystic Fibrosis

Upcoming milestone: Phase 2 data expected in 4Q 2021

Recurring infections leading to antibiotic resistance are a main cause of death in CF



Phases of *P. aeruginosa* infection in CF*
Initial
Intermittent
Chronic
P. aeruginosa density in sputum
Antibiotics
Antibiotics
Antibiotics
Antibiotics
Antibiotics
Limit of detection
Clonal selection
Biofilm formation
Genotype/phenotypic adaptation
Infancy
Childhood
Adolescence / Adulthood

Repeated antibiotic courses lead to nonmucoid and mucoid multidrug-resistance (MDR) of *P. aeruginosa* strains

* CF Foundation, Bomberg et al., 2008

BiomX

CF phase 2 targeting *P. aeruginosa*

Phase 2 personalized proof of concept

Objectives
- Safety and efficacy

Endpoints
- Safety and tolerability
- Decrease in target bacteria
- Improvement in FEV1 (forced expiratory volume)
- CFQ-R (CF Questionnaire-Revised)

Study Population
- CF patients with chronic *P. aeruginosa* pulmonary infection

20 subjects
- Phage therapy
- 10 days duration of treatment



Patient A
Bacterial Isolation
Cocktail Optimization
Manufacturing
Personalized Phage Treatment
Bacterial isolation from patient sputum sample
Cocktail optimization – sourced from our phage bank or new phage identified
In-house GMP for nebulized treatment

Data expected 4Q 2021

BiomX



New: Atopic Dermatitis

Upcoming milestone: Phase 2 data expected in 1H 2022

Atopic Dermatitis (AD) flares are associated with presence of *S. aureus*

Relative abundance of staphylococcal species on skin during AD disease stages (metagenomics analysis)



Control
Baseline
Flare
Post-flare
Mean relative abundance
100
75
50
25
0
Individuals
S. aureus
S. capitis
S. epidermidis
S. hominis
Other Staph
Other Bacteria

Control = healthy skin

Baseline = routine AD disease state

Flare = worsening in the

clinical severity of the typical AD, without usage of skin-directed antimicrobial and anti-inflammatory treatments for seven days

Post flare = 10–14 days after initiation of skin-directed therapies

S. aureus becomes the dominant bacterial specie during AD flares and was also correlated with SCORAD

Byrd and Kong (2017) Sci Transl Med. 05 9(397)

BiomX

Atopic Dermatitis phase 2 targeting *S. aureus*

Phase 2 personalized proof of concept

- **Objectives**
  - Safety and efficacy
- **Endpoints**
  - Safety and tolerability
  - Decrease in target bacteria
  - Improvement in EASI scores
  - Reduction in itch intensity
  - Improvement in IGA scores
- **Study Population**
  - AD patients
  - *S. aureus* colonized
- **50 subjects**
  - Topical phage or placebo
  - 12-week duration of treatment
  - 25 subjects per cohort



Patient A
Bacterial Isolation
Cocktail Optimization
Manufacturing
Personalized Phage Treatment
Bacterial isolation from patient skin swab
Cocktail optimization – sourced from our phage bank or new phage identified
In-house GMP for topical treatment

Data expected 1H 2022

BiomX

Colorectal Cancer

Upcoming milestone: Proof of concept in animal models by 2Q 2021

Most colorectal cancer (CRC) patients do not respond to immunotherapy


"Cold" tumor
+
Immune checkpoint inhibitors
=
Effect on tumor
"Hot" tumor
+
Immune checkpoint inhibitors
=
Effect on tumor

Sources: Vareki (2018), Journal for immunotherapy of Cancer; Galon et al. (2019), Nature Reviews/Drug Discovery

BiomX

Bacteria residing inside tumors offer a novel targeted intervention to *"uncloak"* tumors to *"hot"*

Numerous observations of bacteria residing inside tumors



F. nucleatum
Tumor
bacteria
Tumor

Bachrach et al. (2016), Cell Host & Microbe
Kostic et al. (2013), Cell Host & Microbe

BiomX

IV delivery of phage to intra-tumor bacteria has been demonstrated

Experimental outline



+/-
F. nucleatum
+/-
Phage
CT26 SC
inoculation
0
d12
d13
Days

Termination: 24h after IV administration of phage, followed by qPCR analysis of the tumor for presence of phage and *F. nucleatum*

Results – Mice tumor qPCR analysis



Mean qPCR of lysogenic +/- SD
P<0.0001
Lysogenic abundance
qPCR –ΔCT (Lysogenic – Nus-G)
-delta CT
0
-5
-10
-15
-20
-25
IV adm. F. nucleatum + +
IV adm. Phage - +

Detection of lysogenized intra-tumor *F. nucleatum* demonstrates that phage administered intravenously reached bacteria within the tumor microenvironment and integrated stably into the host bacteria genome

Source: Internal data

BiomX

Engineered phage are designed to bring immune-stimulating payload to bacteria in tumors

Phage are designed to carry payloads to intra-tumor bacteria


Phage
cocktail
Add payload using SynBio
+ new gene
Phage
cocktail

Phage cocktail with a payload turns cold tumors into hot


"Cold" tumor
+ Immune checkpoint inhibitors
=
Effect on tumor
Phage
cocktail
IV
"Cold" tumor
"Hot" tumor
+ Immune checkpoint inhibitors
=
Effect on tumor

BiomX

Multiple payloads added to phage using proprietary synthetic engineering approaches

Clinical F. nucleatum strain converted from lysogenic to lytic

Lysogenic to lytic


Repressor deletion
Lysogenic
Lytic

The engineered lytic phage was isolated and verified through NGS

Addition of payload to a clinical F. nucleatum strain underway

Examples of payloads


Immuno-stimulatory
Immunogenic cell death
Prodrug converting
Angiogenesis inhibition
+ new gene (payload)

Source: Internal data

BiomX

Key catalysts

	1H20	2H20	1H21	2H21	1H22	2H22
Acne[1]	**Phase 1 Results**	Mfg.	**Phase 2 results**	Prep large-scale mfg.	Pre-commercial	Pre-commercial
IBD/PSC[2]	CMC	Phase 1a initiation	**Phase 1a results**	Phase 1b/2a initiation	**Phase 1b/2a results**	Mfg.
CF	—	Phage discovery	CMC	**Phase 2 results**	Mfg.	Phase 2/3 initiation
Atopic Derm	—	Phage discovery	CMC	Initiate phase 2	**Phase 2 results**	Mfg.
CRC	Phage engineering	Initiate in vivo studies	**In vivo results**	Cocktail optimization	CMC	CMC

Cash, cash equivalents and short-term deposits as of September 30, 2020: approximately $64 million

(1) Our acne product is developed under a cosmetic regulatory path and we currently do not anticipate any additional clinical trials beyond the Phase 2 study.
(2) As the IBD and PSC programs share the same bacterial target, Klebsiella pneumoniae, we currently anticipate that the BX003 phage cocktail will be developed for both indications. Accordingly, the Phase 1 study is expected to support progress of both indications.

BiomX

Experienced leadership team

Management Team



Jonathan Solomon
CEO and Board Member

Former co-founder, president, and CEO of ProClara for treating neurodegenerative diseases; raised >$100M. Harvard Business School grad. Service in an elite IDF unit



Sailaja Puttagunta, MD
CMO

Infectious disease physician (Yale graduate), Developed several antibiotics through all clinical development stages under Allergan, Pfizer, Durata and other biotechs



Merav Bassan, PhD
CDO

Over 20 years of early and clinical drug development experience at Teva Pharmaceuticals and small biotechs. Most recently served as VP of translational sciences at Teva



Assaf Oron
CBO

Former CBO of Evogene, an agricultural biotechnology company; raised $85M in NYSE listing. Executed transactions with turnover of >$100M with global seed companies



Marina Wolfson, CPA
SVP Finance & Operations

Most recently principle financial officer of Bioview (TASE:BIOV). Former senior auditor at E&Y working with large pharmaceutical and hi-tech companies, VCs and start-ups



Inbal Benjamini-Elran
VP Human Resource

15 years experience in executive HR roles globally. Former head of HR at Herzog law firm and HR director at Teva Europe (NYSE:TEVA)

Scientific Founders



Prof. Rotem Sorek



Prof. Eran Elinav



Prof. Timothy K. Lu

BiomX

Experienced leadership team

Board of Directors



Chairman, Russell Greig, PhD



Director, Gbola Amusa, MD



Director, Jonas Grossman



Director, Alan Moses, MD



Director, Paul Sekhri



Director, Lynne Sullivan



Director, Jonathan Solomon


THANK YOU
BiomX